EXHIBIT 10.83

                             SUPPLY CONTRACT BETWEEN
                           TYCO SUBMARINE SYSTEMS LTD.
                                       AND
                     ALASKA UNITED FIBER SYSTEM PARTNERSHIP
                            Contract Variation No. 1

This Contract Variation No. 1 ("CV1"), dated effective as of December 1, 1997, is between Tyco Submarine Systems Ltd. (formerly known as Submarine Systems International Ltd.), a Delaware corporation ("Contractor") and the Alaska United Fiber System Partnership, an Alaska general partnership ("AU" or "Purchaser") as assignee of GCI Communication Corp., an Alaska corporation ("GCICC," and Contractor and AU, collectively, the "Parties," or individually, a "Party").

WHEREAS, Article 6 (Contract Variations) of that certain Supply Contract between Contractor and GCICC dated effective as of July 11, 1997 ("Supply Contract"), provides for the Parties' ability to modify the Supply Contract;

WHEREAS, dated effective as of October 3, 1997, GCICC assigned all its rights and delegated all its duties under the Supply Contract to AU;

NOW, THEREFORE, for valuable consideration hereby acknowledged, the Parties agree as follows:

1. Definitions. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Supply Contract.

2. Recitals. The Recitals are hereby modified by replacing in its entirety the first recital with the following new recital:

                  WHEREAS,   Purchaser   desires  to  establish  a  fiber  optic
                  submarine cable system, to be known as Alaska United Fiber System ("System") linking the State of Alaska, with landings in Juneau at Lena Point North and Whittier at Lookout Point, and the State of Washington, with a landing in Norma Beach at Puget Sound, and such System is hereby defined to also include the Valdez Extension, as defined below;

and, the Recitals are further modified by adding the following new recital:

                  WHEREAS, Purchaser desires by this CV1 to include into the Work the addition of an extension of the System from Whittier to Valdez, Alaska (the "Valdez Extension") and to make certain other modifications to the Supply Contract;


           [CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT
            WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY
           OF THE UNREDACTED DOCUMENT HAS BEEN FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.]

3. Article 2, Documents Forming the Entire Contract, is hereby amended with the following documents:

         -        A Technical Volume; Volume 2-Valdez Extension
         -        A revised Plan of Work; Appendix 6.1
         -        A Provisioning Schedule; Appendix 1(A)-Valdez Extension
         -        A Billing Schedule; Appendix 2(A)-Valdez Extension
         -        An Appendix 7; Straight Line Diagram-Valdez Extension

The balance of Article 2 remains unchanged hereby.

4. Article 4(A), Contract Price is hereby amended and restated in its entirety as follows:

         A.     Contract Price.

                  1. Prices shall be as set forth in Appendix 1, Provisioning Schedule. The initial Contract Price in United States Dollars (US $) is $********** ("Initial Contract Price") for the System.

                  2.       The CV1  initial  Contract  Price  in  United  States
                           Dollars  (US  $)  is   $**********   for  the  Valdez
                           Extension ("CV1 Initial Contract Price").

5. Article 5, Terms of Payment, is hereby modified as follows:

Article 5(A)2 is amended by replacing the first sentence with the following sentence:

                  "On or before **********, payment by Purchaser shall be secured by **********."

Article 5(A)3 is replaced in its entirety with the following:

                  5(A)(3). The Payment Security for the Supply Contract and this CV1 will be (i) in the initial amount of $**********; and (ii) AU shall make an ********** payment **********, amounting to $**********, in accordance with the new Billing Schedule; Appendix 2(A). The ********** payment shall be correspondingly reduced by such $**********, plus **********.

For the purposes of the Valdez Extension, Article 5(B) is hereby amended to add new Subarticles as follows:



             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]

                  5.        Terms of Payment for CV1.

                           (a)  Down  Payment.  **********  of the  CV1  Initial
Contract Price ("CV1 Down Payment"), as provided in the CV1 Billing Schedule, shall be due after the execution of this CV1, and on or before **********.

                           (b) Progress Payments. ********** of the CV1 Contract
Price will be invoiced  in  accordance  with the Billing  Schedule in Appendix 2
(A).

                           (c) Final Payment
                           (i) The remaining balance, ********** of the CV1 Contract Price, will be invoiced upon the issuance of the Certificate of Provisional Acceptance for the Valdez Extension, as set forth in Article 9.

                           (ii) In the event a Certificate of Commercial Service is issued prior to the issuance of the Certificate of Provisional Acceptance, the Purchaser shall be invoiced ********** of the remaining balance upon issuance of the Certificate of Commercial Service, with the balance to be invoiced upon the issuance of the Certificate of Provisional Acceptance.

Article 5(D)5 is hereby superseded and replaced in its entirety with the following provision:

                   5. An invoice shall be deemed to have been accepted for payment if the Purchaser does not present a written good faith objection within ********** of the receipt date of the invoice by Mail, as defined in Article 35.

The balance of Article 5 remains unchanged hereby.

6. Article 9, Acceptance. Article 9(B)(1) is hereby amended by modifying (i) the first sentence and (ii) inserting a new sentence after the first line of the existing text, with the balance of the section remaining unchanged, as follows:



             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
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         B.       Provisional Acceptance
                   1.      This System shall be ready for Provisional Acceptance
                           by **********. The Valdez Extension shall be ready for Provisional Acceptance by ********** ("CV1 Completion Date"). Provisional Acceptance occurs when the results of the Acceptance Testing demonstrate that the Work is sufficient to realize the System performance requirements set forth in the Specifications or such other System performance levels as agreed upon as acceptable by the Purchaser and the Contractor (hereinafter collectively "Performance Requirements"), and the Contractor has fulfilled its commitments under the Contract.

7. Article 10, Warranty. Article 10A, Warranty is hereby amended by adding the following sentence at the end of Article 10(A):

                  The Warranty for the Valdez Extension shall ********** for the entire system.

A new Article 10(E) is hereby added as follows:

                  E. Notwithstanding to the contrary in Article 10(A), SL101 Cable provided by Contractor for the Valdez Extension shall include **********.

8. Article 22, Liquidated Damages. Article 22 is hereby amended and restated in its entirety as follows:

         Article 22, Liquidated Damages
         A. For the System (other than the Valdez Extension) the Contractor shall pay to the Purchaser by way of pre-estimated and liquidated damages for the delay and not as a penalty, an assessed amount equal to ********** under the following limited circumstances:


             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]

                  1.  If  the  System  **********:

                     (a)     Article 6 (Contract Variations);
                     (b)     Article 17 (Force Majeure); or
                     (c) Other arrangements as agreed between the Purchaser and the Contractor; or

                  2.  If  **********.

         B. For the Valdez Extension only, the Contractor shall pay to the Purchaser by way of pre-estimated and liquidated damages for the delay and not as a penalty, an assessed amount equal to **********.

9. Article 45, Performance Guarantee. Article 45(A) is amended in its entirety as follows:

         A. Contractor shall, by **********, provide a performance guarantee (in a format mutually and reasonably acceptable to the Parties) to Purchaser having a value of ********** (1) ********** (2) ********** (hereinafter referred to as the "Guarantee Amount").

Article 45(B) is amended by deleting reference to ********** and replacing it with "Guarantee Amount."

10. Entire Agreement; Ratification. The Supply Contract and this CV1 represent the final agreement between the Parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreement of the Parties. There are no unwritten oral agreements between the Parties. Except as modified or supplemented hereby, the Supply Contract and this CV1 and all other documents and agreements executed in connection therewith shall continue in full force and effect.

11. Counterparts. This CV1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one



             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
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                                       5
signed by the Party against which enforcement is sought.

12. Governing Law. This CV1 shall be construed in accordance with the laws of the State of Alaska.

13. Effectiveness. This Contract Variation shall become effective upon the endorsement of Purchaser and Contractor.

14. Modifications only as Stated. Except as expressly modified in this CV1, in all other respects, the Supply Contract shall remain unchanged by this CV1.

         This CV1 is executed by duly authorized representatives of the Parties as set forth below.

Tyco Submarine Systems Ltd.                 Alaska United Fiber System
                                            Partnership
                                            by GCI Fiber Co., Inc.,
                                            a General Partner

By: /s/ C.L. Calandra                       By: /s/ Richard M. Dowling
Title: Vice President & General Counsel     Title: Sr V.P.
Date: 12/3/97                               Date: 97 December 1

                                  Plan of Work
                                  Appendix 6.1

GCI Communication Corp.                             Tyco Submarine Systems, Ltd.
                           ALASKA UNITED FIBER SYSTEM
                                  PLAN OF WORK

                                                            Start End              ***                         ***
ID      Work Activity                                  Days Date  Date Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1
1       ALASKA UNITED FIBER SYSTEM
2       Contract Signing                               **********
3       AUFS Invoicing
4        AUFS Down Payment Invoice issued
5        AUFS Down Payment Invoice Due
6        Valdez Extension Milestone Invoice #1 Issued (latest date)
7        Valdez Extension Milestone Invoice #1 Payment Due
8        Milestone Invoice #1 Issued (latest date)
9        Milestone Invoice #1 Payment Due
10       Milestone Invoice #2 Issued (latest date)
11       Milestone Invoice #2 Payment Due
12       Milestone Invoice #3 Issued (latest date)
13       Milestone Invoice #3 Payment Due
14       Valdez Extension Milestone Invoice #2 Issued (latest date)
15       Valdez Extension Milestone Invoice #2 Payment Due
16       Valdez Extension Milestone Invoice #3 Issued (latest date)
17       Valdez Extension Milestone Invoice #3 Payment Due
18       Milestone Invoice #4 Issued (latest date)
19       Milestone Invoice #4 Payment Due
20       Valdez Extension Milestone Invoice #4 Issued (latest date)
21       Valdez Extension Milestone Invoice #4 Payment Due
22       Valdez Extension Milestone Invoice #5 Issued (latest date)
23       Valdez Extension Milestone Invoice #5 Payment Due
24       Milestone Invoice #5 Issued (latest date)



             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]

Date: 10/31/97          Task      Milestone   Rolled Up Task  Rolled Up Progress
Project Mgr-L. Riegler  Progress  Summary     Rolled Up Milestone

TSS Proprietary                  Page 1 of 8

GCI Communication Corp.                             Tyco Submarine Systems, Ltd.
                           ALASKA UNITED FIBER SYSTEM
                                  PLAN OF WORK

                                                            Start End              ***                         ***
ID      Work Activity                                  Days Date  Date Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1
25       Milestone Invoice #5 Payment Due              **********
26      Fiber/Cable Manufacture
27       Place Cable & Fiber Order
28       Fiber Manufacture/Delivery
29       Cable Manufacture - Hitachi
30          Unit Fiber Structure (UF8)
31          Power Conductor (PC)
32          Extension
33          Post Survey BLD (final engineering)
34          Partial Section Details
35          Ship Tank Plan
36          Section Assembly Guidelines
37          Span Assembly
38          SPA Production
39          Armoring
40          SPA/LW Tasking
41       Cable Manufacture - Simplex (Valdez Extension)
42      Repeater Manufacture
43       Place Repeater Order
44       Manufacture
45       PSBU Manufacture
46      Repeater Delivery
47      Repeater/Cable Integration
48      Assembled System Test



             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]


Date: 10/31/97          Task      Milestone   Rolled Up Task  Rolled Up Progress
Project Mgr-L. Riegler  Progress  Summary     Rolled Up Milestone

TSS Proprietary                  Page 2 of 8

GCI Communication Corp.                             Tyco Submarine Systems, Ltd.

                           ALASKA UNITED FIBER SYSTEM
                                  PLAN OF WORK

                                                            Start End              ***                         ***
ID      Work Activity                                  Days Date  Date Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1
49      Cable Ready-To-Load - Hitachi                  **********
50      Cable Ready-To-Load - Simplex
51      PFE Manufacture/Ship
52       Seattle
53          Place PFE Order
54          Manufacture - Medium Voltage
55          Factory Acceptance Test (FAT)
56          Ship to HUT Manufacturing Site
57       Whittier
58          Place PFE Order
59          Manufacture - Medium Voltage
60          FAT
61          Ship to Whittier Station
62       Lena Point
63          Place PFE Order
64          Manufacture - Low Voltage
65          FAT
66          Ship to Lena Point Station
67      Transmission Equipment Manufacture/Ship
68       Whittier (Valdez Extension)
69          Place TTE Order
70          Manufacture
71          FAT
72          Ship to Whittier Station



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Date: 10/31/97          Task      Milestone   Rolled Up Task  Rolled Up Progress
Project Mgr-L. Riegler  Progress  Summary     Rolled Up Milestone

TSS Proprietary                  Page 3 of 8

GCI Communication Corp.                             Tyco Submarine Systems, Ltd.
                           ALASKA UNITED FIBER SYSTEM
                                  PLAN OF WORK

                                                            Start End              ***                         ***
ID      Work Activity                                  Days Date  Date Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1
73       Valdez                                        **********
74          Place TTE Order
75          Manufacture
76          FAT
77          Ship to HUT Manufacturing Site
78       Seattle
79          Place TTE Order
80          Manufacture
81          FAT
82          Ship to HUT Manufacturing Site
83       Whittier
84          Place TTE Order
85          Manufacture
86          FAT
87          Ship to Whittier Station
88       Lena Point
89          Place TTE Order
90          Manufacture
91          FAT
92          Ship to Lena Point Station
93      Land Cable Manufacture/Ship
94       Place Land Cable Order
95       Manufacture
96       Ship Land Cables to Sites



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Date: 10/31/97          Task      Milestone   Rolled Up Task  Rolled Up Progress
Project Mgr-L. Riegler  Progress  Summary     Rolled Up Milestone

TSS Proprietary                  Page 4 of 8

GCI Communication Corp.                             Tyco Submarine Systems, Ltd.

                           ALASKA UNITED FIBER SYSTEM
                                  PLAN OF WORK

                                                            Start End              ***                         ***
ID      Work Activity                                  Days Date  Date Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1
97      TSE Installation/Training                      **********
98       Valdez Extension
99        Whittier
100            Equipment On-Site at Station
101            Install TSE in Station
102            SAT
103            Type B Training
104       Valdez
105            Equipment On-Site at HUT Manufacturer
106            Install TSE in Containerized HUT
107            Containerized HUT FAT
108            Ship HUT to Landing Site (GCI)
109            Install HUT on Site (GCI)
110            SAT
111     Remaining AUFS Stations
112       Seattle
113            Equipment On-Site at HUT Manufacturer
114            Install TSE in Containerized HUT
115            Containerized HUT Testing
116            Ship Containerized HUT to Landing Site (GCI)
117            Install Containerized HUT on Site (GCI)
118            SAT
119            Type B Training
120       Whittier (Trunk Leg)



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Date: 10/31/97          Task      Milestone   Rolled Up Task  Rolled Up Progress
Project Mgr-L. Riegler  Progress  Summary     Rolled Up Milestone

TSS Proprietary                  Page 5 of 8

GCI Communication Corp.                             Tyco Submarine Systems, Ltd.

                           ALASKA UNITED FIBER SYSTEM
                                  PLAN OF WORK

                                                            Start End              ***                         ***
ID      Work Activity                                  Days Date  Date Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1
121            Equipment On-Site at Station            **********
122            Install TSE in Station
123            SAT
124       Lena Point
125            Equipment On-Site at Station
126            Install TSE in Station
127            SAT
128     Land Construction
129       Valdez
130            Land Cables/Equipment On-Site
131            Land Construction Activities
132       Whittier
133            Land Cables/Equipment On-Site
134            Land Construction Activities
135       Lena Point
136            Land Cables/Equipment On-Site
137            Land Construction Activities
138       Seattle
139            Land Cables/Equipment On-Site
140            Land Construction Activities
141     Training
142       Emergency Land Cable Joint Training
143            Whittier
144     Valdez Extension Cable Loading/Transit to Seattle



             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
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Date: 10/31/97          Task      Milestone   Rolled Up Task  Rolled Up Progress
Project Mgr-L. Riegler  Progress  Summary     Rolled Up Milestone

TSS Proprietary                  Page 6 of 8

GCI Communication Corp.                             Tyco Submarine Systems, Ltd.

                           ALASKA UNITED FIBER SYSTEM
                                  PLAN OF WORK

                                                            Start End              ***                         ***
ID      Work Activity                                  Days Date  Date Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1
145            Load Valdez Extension Cable into RR
               Cars                                    **********
146            RR Transit to Seattle
147            Valdez Cable On-Site @ Seattle
148       Cable Loading/Laying Activities
149            Load Valdez Extension Cable From RR Cars
150            Transit to Hitachi Cable Factory
151            Cable Loading
152            Transit to Whittier/Port Call
153            Land Valdez Shore End, Beach Splice, Test
154            Lay/Bury Valdez Extension, Buoy End
155            Transit to Whittier/Port Call
156            Land Whittier S/E, Beach Splice/Lay toward Buoyed End
157            Recover Buoy/Perform Valdez Extension Final Splice
158            Land Segment 2 Shore End, Splice/Test
159            Lay/Bury 282 km Armored
160            Surface Lay 729 km Unarmored
161            Transit to Juneau/Coordination Meeting
162            Land Segment 3 Shore End, Splice/Test
163            Lay/Bury 142 km Armored
164            Surface Lay 210 km Armored
165            Lay/Bury 17 km Armored
166            Surface Lay 67 km Unarmored/Deploy BU 1
167            Surface Lay 1,208 km Unarmored
168            Transit to Seattle/Coordination Meeting



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Date: 10/31/97          Task      Milestone   Rolled Up Task  Rolled Up Progress
Project Mgr-L. Riegler  Progress  Summary     Rolled Up Milestone

TSS Proprietary                  Page 7 of 8

GCI Communication Corp.                             Tyco Submarine Systems, Ltd.

                           ALASKA UNITED FIBER SYSTEM
                                  PLAN OF WORK

                                                            Start End              ***                         ***
ID      Work Activity                                  Days Date  Date Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1
169            Land Segment 1 Shore End, Splice/Test   **********
170            Lay/Bury 340 km Armored
171            Contingency
172            Final Splice
173            Transit to Depot/Offload Spares
174            Transit to Seattle/Off Charter
175       Commissioning & Acceptance Tests
176            Valdez Extension
177                Commissioning Tests
178                Confidence Trial
179            AUFS (excluding Valdez Extension)
180                Commissioning Tests
181                Confidence Trial
182       Ready for Provisional Acceptance - Valdez Extension
183       Ready for Provisional Acceptance - AUFS



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Date: 10/31/97          Task      Milestone   Rolled Up Task  Rolled Up Progress
Project Mgr-L. Riegler  Progress  Summary     Rolled Up Milestone

TSS Proprietary                  Page 8 of 8

                             Provisioning Schedule

                                 Appendix 1(A)

           Alaska United Fiber System Extention - Whittier to Valdez
                                             FOB          CIF        Taxes         Total
Wet Plant - (Non-Repeatered)                 ***          ***        ***           ***

Marine and Transit Services                  ***          ***        ***           ***

TSE - Whittier                               ***          ***        ***           ***
TSE - Valdez                                 ***          ***        ***           ***

Land Cable - Whittier                        ***          ***        ***           ***
Land Cable - Valdez                          ***          ***        ***           ***

Other                                        ***          ***        ***           ***

Grand Total                                  ***          ***        ***           ***



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Alaska United Fiber System   Tyco Submarine Systems Ltd. PROPRIETARY    10/30/97

           Alaska United Fiber System Extention - Whittier to Valdez
Submerged Plant - Whittier to Valdez       Type       Quantity      Unit Price     FOB      CIF       Taxes     Total
Installed Cable
SA                                         ***        ***           ***            ***      ***       ***       ***
DA                                         ***        ***           ***            ***      ***       ***       ***

Spare Cable
SA                                         ***        ***           ***            ***      ***       ***       ***
DA                                         ***        ***           ***            ***      ***       ***       ***

Transitions - SA/DA                        ***        ***           ***            ***      ***       ***       ***

Total Cable to Cable Joints
LW Cbl-to-Cbl Joint                        ***        ***           ***            ***      ***       ***       ***
SPA Cbl-to-Cbl Joint                       ***        ***           ***            ***      ***       ***       ***
Polysleaves                                ***        ***           ***            ***      ***       ***       ***

End Seals
11TH A-838518                              ***        ***           ***            ***      ***       ***       ***
11SY A-838724 Common Spare                 ***        ***           ***            ***      ***       ***       ***

Total Submerged Plant - Whittier to Valdez                                         ***      ***       ***       ***



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Alaska United Fiber System   Tyco Submarine Systems Ltd. PROPRIETARY    10/30/97

           Alaska United Fiber System Extention - Whittier to Valdez
                                           Type       Quantity      Unit Price     FOB      CIF       Taxes     Total
Marine Services
Operations                                 ***        ***           ***            ***      ***                 ***
Transit                                    ***        ***           ***            ***      ***                 ***
Loading                                    ***        ***           ***            ***      ***                 ***
Port Calls                                 ***        ***           ***            ***      ***                 ***
Mob/Demob                                  ***        ***           ***            ***      ***                 ***

Sea Plow VII
Operations                                 ***        ***           ***            ***      ***                 ***
Transit                                    ***        ***           ***            ***      ***                 ***
Mob/Demob                                  ***        ***           ***            ***      ***                 ***

Other
Support Tug                                ***        ***           ***            ***      ***                 ***
PLIB Operations                            ***        ***           ***            ***      ***                 ***
Shore End Operations                       ***        ***           ***            ***      ***                 ***
Cable Loading                              ***        ***           ***            ***      ***                 ***
Cable Engineering                          ***        ***           ***            ***      ***                 ***
Splicing Operations                        ***        ***           ***            ***      ***                 ***
Marine Coordination                        ***        ***           ***            ***      ***                 ***

Cable Transport by Rail Road                                                       ***                          ***

Total Marine Services                                                              ***      ***                 ***



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Alaska United Fiber System   Tyco Submarine Systems Ltd. PROPRIETARY    10/30/97

           Alaska United Fiber System Extention - Whittier to Valdez
Terminal Station Equipment - Whittier      Type       Quantity      Unit Price     FOB      CIF       Taxes     Total
Terminal Transmission Equipment
FT 2000, OC48, Add Drop Ring               ***        ***           ***            ***      ***                 ***
TOA +16 w/Spares (2 Service = 1 Spare)     ***        ***           ***            ***      ***                 ***
Engineering Order Wires w/Spares           ***        ***           ***            ***      ***                 ***
Craft Interface Terminals                  ***        ***           ***            ***      ***                 ***
Digital Distribution Frame                 ***        ***           ***            ***      ***                 ***
Cable Terminating Unit - CTU               ***        ***           ***            ***      ***                 ***
Network Sync. Equipment                    ***        ***           ***            ***      ***                 ***
Installation                                                                       ***

Subtotal TSE - Whittier                                                            ***      ***                 ***



Terminal Station Equipment - Valdez        ***        ***           ***            ***      ***       ***       ***
Terminal Transmission Equipment
FT 2000, OC48, Add Drop Ring w/Spares      ***        ***           ***            ***      ***                 ***
TOA +16 w/Spares (2 Service + 1 Spare)     ***        ***           ***            ***      ***                 ***
Engineering Order Wires w/Spares           ***        ***           ***            ***      ***                 ***
Craft Interface Terminals                  ***        ***           ***            ***      ***                 ***
Digital Distribution Frame                 ***        ***           ***            ***      ***                 ***
Cable Terminating Unit - CTU               ***        ***           ***            ***      ***                 ***
Network Sync. Equipment                    ***        ***           ***            ***      ***                 ***
Installation                                                                       ***

Subtotal TSE - Valdez                                                              ***      ***                 ***




             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]



Alaska United Fiber System   Tyco Submarine Systems Ltd. PROPRIETARY    10/30/97

           Alaska United Fiber System Extention - Whittier to Valdez
                                           Type       Quantity      Unit Price     FOB      CIF       Taxes     Total
Land Cable - Whittier
RL                                         ***        ***           ***            ***      ***                 ***
MV-90                                      ***        ***           ***            ***      ***                 ***
Installation                               ***        ***           ***            ***      ***                 ***
Ocean Ground Bed                           ***        ***           ***            ***      ***                 ***
Subtotal Land Cable - Whittier                                                     ***      ***                 ***


Land Cable - Valdez
RL                                         ***        ***           ***            ***      ***                 ***
MV-90                                      ***        ***           ***            ***      ***                 ***
Installation                               ***        ***           ***            ***      ***                 ***
Ocean Ground Bed                           ***        ***           ***            ***      ***                 ***
Subtotal Land Cable - Valdez                                                       ***      ***                 ***



             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]



Alaska United Fiber System   Tyco Submarine Systems Ltd. PROPRIETARY    10/30/97

           Alaska United Fiber System Extention - Whittier to Valdez
                                           Type       Quantity      Unit Price     FOB      CIF       Taxes     Total
Other
Acceptance Testing                         ***        ***           ***            ***      ***                 ***
Engineering Services                       ***        ***           ***            ***      ***                 ***
Warranty (Impact to AUFS)                  ***        ***           ***            ***      ***                 ***
Project Management                         ***        ***           ***            ***      ***                 ***

Documentation                              ***        ***           ***            ***      ***                 ***
Original (Added Development)               ***        ***           ***            ***      ***                 ***
Copies

Subtotal - Other                                                                   ***      ***                 ***



             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]


Alaska United Fiber System   Tyco Submarine Systems Ltd. PROPRIETARY    10/30/97

Billing Schedule
Appendix 2(A)

                 Billing Schedule for AUFS Extension - Option A


    Jan   Feb    Mar    Apr    May   Jun   Jul   Aug   Sep     Oct    Nov    Dec     Total
***                                                                          ***     ***
***                            ***         ***         ***     ***                   ***
                                                                                     ***



Contract Signature                                          ***    ***
Fiber/Cable Manufacture Complete                            ***    ***
Transmission Equipment Manufacture Complete                 ***    ***
Final Splice Complete                                       ***    ***
Provisional Acceptance                                      ***    ***

TOTAL                                                       ***    ***





AUFS Extension      Tyco Submarine Systems Ltd. (TSSL) PROPRIETARY       12/1/97

                                Valdez Extension

                             Straight Line Diagram

                                   Appendix 7

                                    Option A

         Whittier                                                       Valdez

                  ***      ***         ***           ***          ***
                  ***      ***         ***           ***          ***
                                 tentative burial
                                 max depth = ***


                                               Notes:
                                               1.  This  SLD  is  a   pre-survey
                                               document  for  planning  purposes
                                               only; no detailed engineering has
                                               been conducted.
                                               2.   All    distances    are   in
                                               kilometers.
                                               3. Land  Cable is  estimated,  as
                                               are  transitions  in the  segment
                                               lengths.
                                               4.  Burial  may  be  required  as
                                               indicated.
                                               5. This  diagram  corresponds  to
                                               issue "A" of the RPL.
                                               6. The selection of "Option A" or
                                               "Option  B"  will  be  determined
                                               with the results of the survey.




SUMMARY OF CABLE TYPES
AND QUANTITIES                             ALASKA UNITED FIBER SYSTEM
                                          WHITTIER TO VALDEZ EXTENSION
                Option A                      STRAIGHT LINE DIAGRAM
   Land          ***                        PRE-SURVEY CABLE ESTIMATES
   DA            ***
   SA            ***     ISSUE NO    FILE     ENGINEER    ISSUE DATE       CLASS
    Total        ***       A1       VALDEZ       CC       07 AUG 97          B

                          TYCO SUBMARINE                               PAGE 01
                          SYSTEMS, INC.                              OF 01 PAGES



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Alaska United Fiber System Extension   TYCO SUBMARINE SYSTEMS L.T.D. PROPRIETARY